Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Core Plus Income Fund

Kelly L. Beam has been added as portfolio manager of the fund and, together with Gregory M. Staples and Thomas M. Farina, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Core Plus Income Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Gregory M. Staples and Thomas M. Farina is provided as of January 31, 2017, and the information for Kelly L. Beam is provided as of June 30, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gregory M. Staples	$0	$0
Thomas M. Farina	$0	$100,001 - $500,000
Kelly L. Beam	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gregory M. Staples	5	$2,463,822,465	0	$0
Thomas M. Farina	2	$255,249,854	0	$0
Kelly L. Beam	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Gregory M. Staples	0	$0	0	$0
Thomas M. Farina	4	$3,636,671,882	0	$0
Kelly L. Beam	0	$0	0	$0

September 21, 2017

SAISTKR-371

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Gregory M. Staples	204	$31,584,479,267	0	$0
Thomas M. Farina	44	$15,195,924,065	0	$0
Kelly L. Beam	0	$0	0	$0

Please Retain This Supplement for Future Reference